                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-A

                               (AMENDMENT NO. 1)

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          STATER BROS. HOLDINGS INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                Delaware                                                     33-0350671
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(State of Incorporation or Organization)                                   (IRS Employer
                                                                        Identification No.)

21700 Barton Road, Colton, California                                         92324
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(Address of principal executive offices)                                    (zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [_]


Securities Act registration statement file number to which this form relates:
333-34113
---------

Securities to be registered pursuant to Section 12(b) of the Act:



              Title of Each Class                            Name of Each Exchange on Which
              to be so Registered                            Each Class is to be Registered
              -------------------                            ------------------------------
     9% Senior Subordinated Notes due 2004                   American Stock Exchange
-------------------------------------------------        ----------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                             None
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                                       (Title of class)
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                          STATER BROS. HOLDINGS INC.

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     The information called for by this item is incorporated by reference to the information set forth under the caption entitled "Description of the New Notes" in the Prospectus included in the Registrant's Registration Statement on Form S-4 (Registration No. 333-34113), as filed on August 21, 1997 with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and as amended by Amendment No. 1 to the Registration Statement filed with the Commission on October 10, 1997 and Amendment No. 2 to the Registration Statement filed with the Commission on October 17, 1997.

Item 2.  Exhibits.
         --------

Exhibit No.      Description
-----------      -----------

1/(1)/           Specimen 9% Senior Subordinated Note due 2004
2/(2)/           Indenture


-----------------
(1) Previously filed as Exhibit 4.3 to Amendment No. 1 to the Registrant's Registration Statement on Form S-4 (File No. 333-34113) and incorporated herein by reference.

(2) Previously filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-4 (File No. 333-34113) and incorporated herein by reference.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.




Date:  December 29, 1997                         By: /s/ BRUCE D. VARNER
                                                     ---------------------------
                                                           Bruce D. Varner
                                                              Secretary

                                 EXHIBIT INDEX
                                 -------------



                                                                                               Sequentially NUMBERED PAGE IN
EXHIBIT                                  DESCRIPTION OF EXHIBIT                                REGISTRATION STATEMENT
-------                                  ----------------------                                -----------------------------

1/(1)/                                     Specimen 9% Senior Subordinated Note due 2004                       N/A
2/(2)/                                     Indenture                                                           N/A


              (1) Previously filed as Exhibit 4.3 to Amendment No. 1 to the Registrant's Registration Statement on Form S-4 (File No. 333-34113) and incorporated herein by reference.

              (2) Previously filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-4 (File No. 333-34113) and incorporated herein by reference.